Exhibit 99.2

BJ’s Restaurants, Inc.

Compensation Committee Charter

(As amended on December 12, 2007)

Purpose

The purpose of the BJ’s Restaurants, Inc. (the “Company”) Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) is to: 1) oversee the administration of the Company’s compensation and benefit programs; 2) review and make recommendations regarding the compensation of all Company officers designated as “chief” other than the CEO; 3) review and approve the Company’s cash and equity-based incentive plans; 4) review and either as a committee or together with the other independent members of the Board of Directors (as directed by the Board of Directors) approve the Company’s CEO compensation and review the Company CEO’s performance; 5) review and approve new “chief” officer hires other than the CEO, and 6) prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to engage and terminate special counsel, compensation consultants, or other experts or consultants, as it deems appropriate to discharge its duties, including sole authority to approve the fees and other retention terms for such persons. The Company will provide the Committee with appropriate funding, as the Committee determines, for the payment of compensation to the Company’s outside counsel and other advisors as it deems appropriate, and administrative expenses of the Committee that are necessary and appropriate in carrying out its duties. Any communication between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communication of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee will serve as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans. The Committee may delegate to one or more executive officers the authority to make grants of stock options and stock awards to eligible individuals who are not executive officers. The Committee may not delegate any decisions with respect to equity compensation for any executive officer of the Company. Any executive officer to whom the Committee grants such authority shall regularly report to the Committee any grants so made. The Committee may revoke any such delegation of authority at any time.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee to perform certain of its duties on its behalf including, to the extent permitted under applicable law, the delegation to a subcommittee of at least two directors the authority to grant equity awards, provided that any actions by such subcommittees or individual members shall be disclosed to the Committee at its next scheduled meeting.

Membership and Organization

The Committee shall consist of at least three members of the Board of Directors, each of whom (i) is “independent” under the rules of the NASDAQ Stock Market, LLC, the SEC and the Sarbanes-Oxley Act of 2002, (ii) is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and does not accept any consulting, advisory, or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.

The members of the of the Committee and its chairperson shall be appointed by and serve at the discretion of the Board.

Meetings

The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate, it being understood that the Committee will ordinarily meet at least two times a year at a time and place determined by the Committee chairperson. The Committee may invite such members of management to its meetings, as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Company’s Chief Executive Officer should not attend any portion of a meeting where his/her performance or compensation is discussed, unless specifically invited by the Committee. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taking by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), actions without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of the Company’s Articles of Incorporation or Bylaws, or (b) the laws of California.

Duties and Responsibilities

The following are the principal duties and responsibilities of the Committee:

1. In consultation with senior management, the Committee shall establish the Company’s general compensation philosophy, and oversee the development and implementation of compensation programs.

2. Review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies and the awards granted to the CEO in past years.

3. Conduct an annual evaluation of the performance of the CEO.

4. Together with the CEO, annually review the performance of executive officers and other officers designated as a “chief” other than the CEO.

5. Make recommendations to the Board with respect to compensation for all Company executive officers other than the CEO, all officers designated as “chief,” and such other key employees as the Board may authorize it to consider. The CEO shall, at his/her discretion, have the authority to alter compensation for executives below the level of “chief” without Committee approval, provided the revised compensation does not exceed the competitive marketplace.

6. New officer hires and the compensation for such officer(s), other than any officer designated as “chief” may be made by the CEO (or another executive officer designated by the CEO) without Committee approval, provided that the compensation does not exceed the competitive marketplace. The Committee shall be promptly notified of any such hiring and compensation. The Committee shall approve the new hiring of officers designated as “chief” and the compensation of such officers and shall promptly notify the Board of any such hiring and compensation.

7. Approve new compensation plans or other material perquisites benefiting officers or senior officers.

8. Act as the “Committee” under any equity incentive plans of the Company and review and approve all grants and awards to executive officers and other participants under the Company’s equity incentive plans. The Committee may delegate, with such parameters or limitations as the Committee may decide, to one or more executive officers the authority to make grants of stock options and stock awards to eligible individuals who are not executive officers.

9. Periodically evaluate compensation for members of the Board and its committees and review and approve changes in such compensation plans relating to director compensation. Directors who are employees of the Company shall not be compensated for their service as a director (other than reimbursement of expenses incurred in attending board and committee meetings). In establishing compensation for directors, the Committee may take into account the responsibilities of directors in serving on the Board and its Committees and the compensation provided to directors of other publicly traded companies.

10. Review and report on any additional compensation matters as the Board requests.

11. Review and discuss with the Board plans for executive officer development and succession planning for the CEO and all executive officers.

12. Review and approve the Company’s retirement, welfare benefits and equity based programs, including their administration and the service provided those by any outside consultants.

13. Review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

14. Annually review its own performance and report thereon to the Board.

15. Produce an annual report of the Committee on executive compensation for the Company’s annual proxy statement in compliance with and to the extent required by the SEC rules and regulations, NASDAQ or any other relevant listing authority.